Exhibit 10.14

1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. 21 . i.l TEXAS REALTORS COMMERCIAL LEASE USE Of THIS FORM BY PERSONS IM-tO ARE NOT MEMBERS OF n;e TEXAS ASSOCIATION OF REAL TORse . INC. IS NOT AlmlORIZED. OTnaa Auocllllon of ~L TO- . Inc. 2014 Table of Contents Paragraph Description Parties .......................................................... 2 Leased Premises ..... ... . .. . . .. . . .... .. . . ... . ... ... .. .. . . 2 Term A. Term ...................................................... 2 B. Delay of Occupancy ............................... 2 C. Certificate of Occupancy ........................ 3 Rent and Expenses A. Base Monthly Rent ................................. 3 B. Addit ional Rent ....................................... 3 C. First Full Month's Rent ........................... 3 D. Prorated Rent ......................................... 3 E. Place of Payment ................................... 3 F. Method of Payment ................................ 3 G. Late Charges ......................................... 4 H. Returned Checks ........ ........................... 4 Security Deposit ........................................... 4 Taxes ............................................................ 4 Utilities .......................................................... 4 Insurance ....................................... ......... ...... 5 Use and Hours ............................................. 6 Legal Compliance ......................................... 6 Signs ............................................................ 6 Access By Landlord ...................................... 7 Move-In Condition ........................................ 7 Move-Out condition ..................................... 7 Maintenance and Repairs A. Cleaning ................................................. 7 B. Conditions Caused by a Party ................ 8 C. Repair & Maintenance Responsibility J 8 D. Repair Persons ...................................... 8 E. HVAC Service Contract ......................... 9 F. Common Areas ...................................... 9 G. Notice of Repairs ................................... 9 H. Failure to Repair .................................... 9 Alterations ..... ............................................... 9 Liens ............................................................. 9 Liability ......................................................... 9 Indemnity ...................................................... 10 Removal of Property & Lockout .................... 1 O 24. 25. 26. 27. 28. 29. 30. 31 . 32. 33. 34. 35. 36. 00 □ □ □ □ 8 D D D P a ragraph D e scription Assignment and Subletting ........................... 11 Relocation . . . . .. . . . .. . . .. . . . . . .. . . . . .. . ... . .. . . .. .. . . . . . . . . . . . 11 Subordination . .. . .... . . .. .... . . .. .. .. .. . ... . .. .. .. .. . .. . . . . . 11 Estoppel Certificates & Financial Info ........... 11 Casualty Loss ............................................... 12 Condemnation .............................................. 12 Attorney's Fees ............................................. 12 Representations ........................................... 12 Brokers ......................................................... 13 Addenda ....................................... ................ 13 Notices ......................................................... 13 Special Provisions ........................................ 14 Agreement of the Parties .............................. 14 ADD ENDA & EXHIBITS {check all that apply) Exhibit A - Building Plans Exhibit B Photos & Finishout Commercial Lease Addendum for Broker's Fee (TXR-2102) Commercial Lease Addendum for Expense Reimbursement {TXR-2103) Commercial Lease Addendum for Extension Option {TXR-2104) . Commercial Lease Addendum for Percentage Rent (TXR-2106) Commercial Lease Addendum for Parking (TXR-2107) Commercial Landlord's Rules and Regulations (TXR-2108) Commercial Leas~ Guaranty (TXR-2109) Commercial Lease Addendum for Right of First Refusal (TXR-2105) Commercial Lease Addendum for Optional Space (TXR-2110) Commercial Lease Addendum for Construction (TXR-2111 ) or (TXR-2112) Commercial Lease; Addendum for Contingencies (TXR-2119) ~~:n u ~~~~~~t:·i~t~~; ~·pti~- ~·-~f·Utilii~~:·········· 10 ~ 22. Holdover ....................................................... 10 x Information About Brokerage Services 23. Landlord's Lien & Security Interest ............... 11 {TXR-2501) (TXR-2101) 4-1-14 Initialed for Identification by Landlord: "'~v , __ , and Tenant: r/, __ _ Page 1 of 15 :\ 'RG Jl,all y Grogp. LLC. 6191 Hl11hw,,y 161,S¥kt ◄J0 lrv lll;TX 750.lll Phone' (l141534•'11l76 Fax. J1111lo Dodd Produced wi1h zipForm® by z,ploglx 18070 Fifteen Milt Road, Fraser, Mich~ "8026 ,.,..,,, JiRb pgix oom nex Le11lng

i.l TEXAS REALTORS COMMERCIAL LEASE USE OF THIS FORM BY PERSONS \MIO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AIJll,IORIZEO. OTtlH AHociatlon of REALTORS®, Inc. 2014 1. PARTIES: The parties to this lease are: Landlord: West Epley LLC ___ ___________________________ ; and Tenant: Flex Leasing Power and Service, LLC 2. LEASED PREMISES: A. Landlord leases to Tenant the following described real property, known as the "leased premises," along with all its improvements (Check only one box): D (1) Multiple-Tenant property: Suite or Unit Number ____ containing approximately _ ___ _ square feet of rentable area in _ _________________ (project name) at .-:---:-:----------------~---------------- (address) in ____________ (city), ___________ (county), Texas, which is legally described on attached Exhibit or as follows: ~ (2) Sjngle-Tenant Property: The real property containing approximately _ ___;1:..::o=o-=-00=--- square feet of rentable area at: 13906 W IH 20 E ________________________ _ ___ (address) in Odessa (city), - ---~ M =id=l=an::.:.d;;;...._ ____ (county), Texas, which is legally described on attached Exhibit or as follows: Lot 6 Block 2 Sandridge being 5.01 Acres B. If Paragraph 2A(1) applies: (1) "Property" means the building or complex In which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and (2) the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property. The rentable area D will lil will not be adjusted if re-measured. 3. TERM: A Term: The term of this lease is 60 months and __ ........;. 1-=-6--'---_ days, commencing on: August 15, 2019 (Commencement Date} and ending on August 31, 2024 (Expiration Date}. B. Delay of Occupancy: If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially (TXR-2101) 4-1-14 Initialed for Identification by Landlord: 'fdV. _ , and Tenant: X-., __ _ Page 2 of 15 Producad w!Ch zlpF om'41> by aoploglx 18070 Fifteen Mie Road. Fra ..,,._ M,ctugan 48026 Wttl/ ml ggjx com

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 ===-:.:.:.....=.:..::.:... _____ _ _____________ _ ___ _ complete or a prior tenant's holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant's holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts' paid to Landlord by Tenant. This Paragraph 38 does not apply to any delay in occupancy caused by cl~aning or repairs. C. Certificate of Occupancy: Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body. 4. RENT AND EXPENSES: A. Base Monthly Rent: On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit N/A or as follows: Dates Rate per rentable square foot (optional) Base Monthly From To $ Monthly Rate $ Annual Rate Rent$ 08/15/2019 08/31/2019 I rsf / month / rsf / vear 12 051.61 09/01/2019 08/31/2024 / rsf / month / rsf I year 23 350.00 / rsf I month / rsf I vear I rsf / month / rsf / vear I rsf / month / rsf I year B. Additjonal Rent: In addition to the base monthly rent, Tenant will pay Landlord all other amounts, as ~ ovided by the attached (Check all that apply.): (1) Commercial Lease Addendum for Expense Reimbursement (TXR-2103) (2) Commercial Lease Addendum for Percentage Rent (TXR-2106) (3) Commercial Lease Addendum for Parking (TXR-2107) (4) Reimbursement for Property taxes and Property Insurance billed by Landlord. All amounts payable under the applicable addenda are deemed to be "rent" for the purposes of this lease. C. Fjrst Fun Month's Rent: The first full monthly rent is due on or before - - --= S =-"e,:.c p:.:;t e:.: m=b=e=-r _,_1,a..:2::..;0::...;1:.::9 '----- D. Prorated Rent: If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date. E. Place of Payment: Tenant will remit all amounts due to Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing: Name: West Epley LLC via Electronic Payment Address: 327 E Loop 338 Odessa TX 79765 F. Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any (TXR-2101) 4-1-14 Initialed for Identification by Landlord: ~ , __ , and Tenant: !}C__ , _ _ _ Page 3 of 15 Prowcedw11h z,pfer .. ~y ziplogix 18070 Flt_, Mile Road FraH<. M'Chgan 48026 WM1 n,tgqlx cgm

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 ~----~=-'-"-'-.=;.::;....-______________________ _ check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant's failure to make timely payments with good funds. G. Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 10% of the amount due. In this paragraph, the mailbox is not the agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord's acceptance of , late charge does not waive Landlord's right to exercise remedies under Paragraph 20. H. Returned Checks: Tenant will pay$ 35.00 for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment. 5. SECURITY DEPOSIT: A. Upon execution of this lease, Tenant will pay$ =2=3,=3-=-50=·--0-=-0 _______ to Landlord as a security deposit. B. Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated. C. Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant's forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease. 6. TAXES: Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises. 7. UTILITIES: A. The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.) (1) Water (2) Sewer (3) Electric (4) Gas (5) Telephone (6) Internet (7) Cable (8) Trash (9) ----------- - --- (10)AII other utilities ~ X Landlord Tenant X X X X X X X X B. The party responsible for the charges under Paragraph 7 A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord's prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay (TXR-2101) 4-1-14 Initialed for Identification by Landlord:~, __ . and Tenant: ?r , _ _ _ Page 4 of 15 PrOCM:ed w'oth i,pFormll) by zipl oglK 18070 Flf1een Mile Road, Fraser, t,11,c;higan 48026 -« ZlDLgpllC com

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 ===-a.;.:_;..:;..:...=::.... ________________ _ ______ _ and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount. C. Notice: Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant's Intended use. D. After-Hours HVAC Charges: "HVAC services" means heating, ventilating, and air conditioning of the leased premises. (Check one box only.) 0 (1) Landlord is obligated to provide the HVAC services to the leased premises only during the Property's operating hours specified under Paragraph 9C. 0 (2) Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant's request, provide HVAC services to the leased premises during other hours for an additional charge of $ ______ _ per hour. Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord's invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord's procedures to make a request to provide the additional HVAC services under this paragraph. ~ (3) Tenant will pay for the HVAC services under this lease. 8. INSURANCE: A During all times this lease is in effect, Tenant must, at Tenant's expense, maintain in full force and effect from an insurer authorized to operate in Texas: (1) public liability insurance naming Landlord as an additional insured with policy limits on an occurrence basis in a minimum amount of: (check only (a) or (b) below) D (a} $1 ,000,000; or ~ (b) $2,000,000. If neither box is checked the minimum amount will be $1 ,000,000. (2) personal property damage insurance for the business operations being conducted in the leased premises and contents in the leased premises in an amount sufficient to replace euch contents after a casualty loss; and 0 (3) business interruption insurance sufficient to pay 12 months of rent payments; B. Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage. If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an insurance certificate evidencing the renewal or change. C. If Tenant fails to maintain the required insuranee in full force and effect at all times this lease is in effect, Landlord may: (1) purchase insurance that will provide Landlord the same coverage as ,he required insurance and Tenant must immediately reimburse Landlord for such expense; or (2) exercise Landlord's remedies under Paragraph 20. D. Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for: (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property; and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate. E. If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or 1ny improvements made by or for Ten ant, Tenant will, for each year this lease is in effect. pay Landlord the increase immediately {TXR-2101) 4-1-14 Initialed for Identification by Landlord: .{\/ . __ . and Tenant:~, ___ Page 5 of 15 Produced with zjpFcnnlD by ziplogD< 18070 Fillean M,le Road. F rH et, Michigan 48026 www.zml og,x com

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 ..:;;..::==--..;.:;.;.....:...=.;~------------------------- after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8E will be equal to the actual amount of the increase in Landlord's insurance premium. 9. USE ANO HOURS: A. Tenant may use the leased premises for the following purpose and no other: General Office and administrative work, storage and maintenance of gas powered generators, trailers, trucks, electrical equipment, and other equipment owned, leased, or used by Tenant. B. Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates. C. The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays): as determined by Tenant 10. LEGAL COMPLIANCE: A. Tenant may not use or permit any part of the leased premises or the Property to be used for: (1) any activity which is a nuisance or is offensive, noisy, or dangerous; (2) any activity that interferes with any other tenant's normal business operations or Landlord's management of the Property; (3) any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners' association rules, tenants' association rules, Landlord's rules or regulations, or this lease; (4) any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance; (5) any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters; (6) the permanent or temporary storage of any hazardous material; or (7) Steam Cleaning and Power Washing in approved areas only. No employee Housing or lodging on the property. No water sales from the property. B. "Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later ena. cted. C. Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant's intended use, . Tenant must satjsfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property. Tenant agrees that it js not relying on any warranty or representation made by Landlord, Landlord's agent, or any broker concerning the use of the leased premises or Property, 11. SIGNS: A. Tenant may not post or paint any signs or place any decoration outside the leased premises or on the Property without Landlord's written consent. Landlord may remove any unauthorized sign or decorations, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign or decorations. (TXR-2101) 4•1-14 Initialed for Identification by Landlord: ~jl/ , __ , and Tenant~. ___ Page 6 of 15 Produc:edwilh z,pFonr,eby zil)LoglX 18070 Fjjeen Mile Road. Fraser, M' ~ 48026 www ZIPb999 G9ID

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 -====-'=-;...:;.:..-z.. _ ______________________ _ B. Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property. C. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all signs or decorations that were placed on the Property or leased premises by or at the request of Tenant. Any signs or decorations that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends. 12. ACCESS BY LANDLORD: A. During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant's normal business hours if : (1) entry is made with Tenant's permissi'on; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant's business operations when accessing the leased premises. B. During the last ~ days of this lease, Landlord may place a "For Lease" or similarly worded sign on the leased premises. 13. MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease or in an addendum. Landlord and any agent have made no express or irooUed warranties as to the condition or permitted use of the leased premises or Property. 14. MOVE-OUT CONDITION ANO FORFEITURE OF TENANT'S PERSONAL PROPERTY: A. At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants. B. If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord. C. "Surrender" means vacating the leased premises and returning all keys and access devices to Landlord. "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse. D. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends. 15. MAINTENANCE AND REPAIRS: A. Cleanjng: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. D Landlord ~ Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the property type. Tenant will maintain any grease trap on the Property which Tenant uses, including but not limited to periodic (TXR-21 01) 4-1-14 Initialed for Identification by Landlord:~ , __ , and Tenant:~, __ _ Page 7 of 15 Producedwilh Zl)FO<mllb-/ ZJplogoc 18070 Fifteen Mole Road, FraSM, Mlchigan 48026 www z10Logn, com

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 -~~-----........ ~----- ------------------- emptying and cleaning, as well as making any modification to the grease trap that may be necessary to comply with any applicable law. B. Repairs of Condjtjons Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors or permitted subtenants. c. Repair and Maintenance Responsibility: Except as otherwise provided by this Paragraph 15, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any). The specified items must be maintained iri clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.) m ~~~:i=~~"_:.~:a:~•. ~ . .. II~:.'~~'.. ~~~ ~t~~~ . •t~ . ~~' . •.l~~~~~~~~t~ .: ::: N ~/A Lan~ ~ord Te i:~ant (3) Fire protection equipment .................................................................. . (4) Fire sprinkler systems ....................................................................... . (5) Exterior & overhead doors, including closure devices, molding, locks, and hardware .... ........ .......... ... . .. ............... .... .... . .... .... .... .... .. ..... 0 (6) Grounds maintenance, including landscaping and irrigation systems .............................................................................................. 0 (7) Interior doors, including closure devices, frames, molding, locks, and hardware ..................................................................................... . (8) Parking areas and walks .................................................................... . (9) Plumbing systems, drainage systems and sump pumps .................. .. (10) Electrical systems, mechanical systems .......................................... .. (11) Ballast and lamp replacement .......................................................... .. (12) Heating, Ventilation and Air Conditioning (HVAC) systems ............... . (13)HVAC system replacement ................................................................ . (14) Signs and lighting: .............................................................................. . (a) Pylon ............................................................................................ . (b) Facia ............................................................................................ . (c) Monument .................................................................................... . (d) Door/Suite .................................................................................... . (e) Other: _ ______________ ............. X (15) Extermination and pest control, excluding wood-destroying insects. (16) Fences and Gates ............................................................................. . (17) Storage yards and storage buildings ................................................ .. (18) Wood-destroying insect treatment and repairs ................................. .. (19) Cranes and related systems ............................................................. .. (20)N/A (21)M/A (22) All other items and systems .............................................................. .. □ □ X D. Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons. (TXR-2101) 4-1-14 Initialed for Identification by Landlord: ~ , __ , .tnd Tenant: ,;y-- , __ _ Produced Wllh z,pForm®by z,plogbc 18070 Fifteen M,le Road, FraHr. Mldllgan 40026 www zoplggjx GP!D X X X X X X X X X X X X X X X X Page 8 of 15

13906 W IM 20 E Commercial Lease concerning: Odessa TX 79765 ~=-="'""--'"-'-'--'--'-=------------------------- E. HVAC Servjce Contract: If Tenant maintains the HVAC system under Paragraph 15C(12), Tenant D is ~ is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and Tenant will reimburse Landlord for the expense of such maintenance and service contract or Landlord may exercise Landlord's remedies under Paragraph 20. F. Common Areas: Landlord will maintain any common areas in the Prope~y in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant's use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord's rules and regulations. Tenant may not solicit any business in the common areas or interfere with any other person's right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies. G. Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair. All requests for repairs to Landlord must be in writing. H. Failure to Repair: Landlord must make a repair for .which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 4G days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant. and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord's remedies under Paragraph 20. 16. ALTERATIONS: A. Tenant may not alter (including making any penetrations to the roof, exterior walls or foundation), improve, or add to the Property or the leased premises without Landlord's written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations. modifications, or improvements to the leased premises. B. Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord. C . If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16A and 17. D. Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing. 17. LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord's demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph. 18. LIABILITY: Jo the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant's employees, patrons, guests. or invitees for any damages, injuries, or losses to person or property caused by: (TXR-2101) 4-1-14 Initialed for Identification by Landlord:~ , __ , and Tenant: ~ . ___ Page 9 of 15 Produced will\ z,pFoor,4!1 by ziploglx 18070 Fofteen Mile Road. Fraser, M,a,,gan 48026 www ziploqQC com Flntn1lng

13906 W IH 20 E Commercial Lease conceming: .,_ O=de=s:.:::s.:.ia...:T.:..:X~7:..:9c.:.7;::.:65::,__ ___________________ _ __ _ A an act, omission. or neglect of: Tenant: Tenant's agent: Tenant's guest; Tenant's employees· Tenant's patrons; Tenant's jnyitees: or any other tenant on the Property: B. fire, flood, water leaks, ice, snow, hail, winds, explosion. smoke riot. strike. interruption of utilities, theft, burgiacy robbery. assault. vandalism other persons. environmental contaminants, or other occurrences or casualty losses. 19. INDEMNITY: Each party will indemnify. defend, and hold the other party harmless from any property damage. personal injury, suits, actions. ljabjljties. damages, cost of repairs or service to the leased premises or Property or any other loss caused, negligently or otherwise. by that party or that party's employees, patrons guests, or invitees. 20. DEFAULT: A. If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord's failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord's non-compliance reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the 30-day period and is diligently pursued. B. If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default. C. If Tenant is in default, Landlord may, with at least .a days written notice to Tenant: (i) terminate this lease, or (ii) terminate Tenant's right to occupy the leased premises without terminating this lease and may accelerate all rents which are payable during the remainder of this lease or any renewal period. Landlord will attempt to mitigate any damage or loss caused by Tenant's breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for: (1) any lost rent; (2) Landlord's cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises; (3) repairs to the leased premises for use beyond normal wear and tear; (4) all Landlord's costs associated with eviction of Tenant, such as attorney's fees, court costs, and prejudgment interest; (5) all Landlord's costs associated with collection of rent such as collection fees, late charges, and returned check charges; (6) cost of removing any of Tenant's equipment or fixtures left on the leased premises or Property; (7) cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant's employees, patrons, guests, or invitees in the leased premises or Property; (8) cost to replace any unreturned keys or access devices to the leased ~remises, parking areas, or Property; and (9) any other recovery to which Landlord may be entitled under this lease or under law. 21.ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, ANO LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities: (c) removal of Tenant's property; and (d) "lock-out" of Tenant. 22. HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will (TXR-2101) 4-1-14 Initialed for Identification by Landlord:~ , __ • and Tenant: ef , __ _ Page 10 of 15 Procu:eo with ~cmie by zlplog,x 18070 F'1eon Mii. Roa<! Frase,. Midligor, 4~ Wfttl ••Q\ gg,x com fle• l.eHing

13906 W IH 20 E Commercial lease concerning: Odessa TX 79765 __ _._-'-'---"--'-"-"------------- - ----------- indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be 150% of the base monthly rent plus any additiorlal rent calculated on a daily basis and will be immediately due and payable daily without notice or demand. 23. LAN9LOA:9'8 bliN .t..ND Gi;CUAITV INTEREST: Te eee1:1r:e Tel'laflt'e ~eFferffleRee 1::1REler tl'lis lease, TeRaRt areAts te Laedlerd a lieR emf seeuFjt>; ietereet agaieet an of TeAaRt's AeReMefJlpt eeFeeAel er-eee(h' that is iA U=ie !eaeee ereFAises or QB ihe Prepefly, This lease is e seeuri~ agreemeRt fer u,e l'tlflleeee ef the UAifeFffl G8fflffl8Feial Gede. LenEllerEI Mey file a fiAaReiAg steteMeflt to J'OAeet LaAdlerd's seeuFi~r iMoreot t:1Ader the URi#erm CeMMereiel Geae. 24. ASSIGNMENT AND SUBLETTING: Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord's written consent. An assignment of this lease or subletting of the leased premis~s without Landlord's written consent is voidable by Landlord. If Tenant assigns this lease or sublets any ~art of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord. 25. RELOCATION: D A. By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements. Landlord will pay Tenant's reasonable out-of-pocket moving expenses for moving to the other location. "Moving expenses" means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant's office equipment required by the relocation, and printing companies for reprinting Tenant's stationary and business cards. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended. ~ B. Landlord may not require Tenant to relocate to another location in the Property without Tenant's prior consent. 26. SUBORDINATION: A. This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to: (1) any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes; (2) all advances made under any such lien, encumbrance, or ground lease; (3) the interest payable on any such lien or encumbrance; (4) any and all renewals and extensions of any such lien, encumbrance, or ground lease; (5) any restrictive covenant affecting the leased premises or the Property; and (6) the rights of any owners' association affecting the leased premises or Property. B. Tenant must, on demand, execute a subordination, attornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien-holder. 27. ESTOPPEL CERTIFICATES & FINANCIAL INFORMATION: A. Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease. Initialed for Identification by landlord: ~ . __ , and Tenant: ~ . __ _ Page 11 of 15 Procfu"8d will> z,pForn,$ by zlplog,x 18070 Fifteen Milt Road. F,... ,_ Miet\igan ~ www r!PI 9Pil G9fD Fits l.n1oinJ

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 -'--'-"-=-.;.;;..c.....a~=------------------------- B. Within 30 days after receipt of a written request from Landlord, T en~mt will provide to Landlord Tenant's current financial information (balance sheet and income statement). Landlord may request the financial information no more frequently than once every 12 months. 28. CASUALTY LOSS: A. Tenant must immediately notify landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Ten ant notifies Landlord of the casualty loss. B. If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease. C. If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease. D. If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days. E. If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable. 29. CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate, If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property. 30. ATTORNEY'S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party. 31. REPRESENTATIONS: A. Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default. B. Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the (TXR-2101) 4-1-14 Initialed for Identification by Landlord: * , _ _ , and Tenant: ~ . __ _ Page 12 of 15 Produced w,lh zip~ormll by z,plogix 1&070 Flf1e«i Milo Road, F«uer, Machigal ◄8026 WWW Z!Pb99iJt ggm FlnLn,lna

13906 W IH 20 E Commercial Lease conceming:-=O=de =s= s=a -'-TX-=---7-=9c.:...76=5'---- -------- - - - ---------- - health or safety of an ordinary person, except: NIA -'--'-'-'--'----------- - --- - --- C. Each party and each signatory to this lease represents that: (1) it is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224; (2) it is not acting, directly or indirectly, for or on behalf of a Specially Designated and Blocked Person; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person. Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss, liability or expense as a result of ihis representation. 32. BROKERS: A. The brokers to this lease are: Principal Broker: -- - -------- K irk Straban Realty Cooperating Broker: _ _ __________ _ NRG Realty Group LLC Agent: Kirk Strahan Address:3915 Tanglewood Lane Odessa, TX 79762 Agent: Justin Dodd Address:6191 Hwy 161 , Ste. 430 Irving TX 75038 Phone & Fax: (432)366-5475 E-mail: kirk@strahanrealty.com (432)366-5477 Phone & Fax: ...,,(2:.:..14--'-'}.=.;534~-7""'9.;..;76 =---------- E-mail: justin@nrgrealtvgroup.com License No.: __ 53""'6""'60=2 a..-_________ _ License No.: =60::...:1-=- 0"""'10 ____ _ ______ _ __ _ Principal Broker: (Check only one box) Cooperating Broker represents Tenant. ~ represents Landlord only. represents Tenant only. is an intermediary between Landlord and Tenant. B. ~ : [ii (1) Principal Brokers fee will be paid according to: (Check only one box). liJ (a) a separate written commission agreement between Principal Broker and: ~ Landlord O Tenant. 0 (b) the attached Commercial Lease Addendum for Broker's Fee (TXR-2102). Ii] (2) Cooperating Broker's fee will be paid according to: (Check only one box). D (a) a separate written commission ~reement between Cooperating Broker and: D Principal Broker D Landlord LJ Tenant. lil (b) the attached Commercial Lease Addendum for Broker's Fee (TXR-2102). 33. ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time. 34. NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to: Landlord at: West Epley LLC Address: 327 E Loop 338, Odessa. Texas 79762 (TXR-2101) 4-1-14 Initialed for Identification by Landlord: ~ . _ . and Tenant:~, _ _ _ Page 13 of 15 Produced with zipForme by z,plog lx 18070 Fdteen Mile Road. Fn1ter, Michigan 480 26 W'f/W zipLggix oom

13906 W IH 20 E Commercial Lease concerning: Odessa TX 79765 ~~-=--~~~------------ - ----------- Phone: (325)668-1605 Fax:----,,----------- and a copy to: Kirk Strahan Realty LLC Address: 3915 . ----:------:-------------___;_ _________ _ Phone: (432)366-5475 Fax: _____ _ ______ _ ~ Landlord also consents to receive notices by e-mail at: Kirk@kirkstraha1nrealty.com Ten ant at the leased premises, and a copy to: Flex leasing Power and Service, LLC Address: 6400 S. Fiddlers Green Circle, Suite 900, Greenwood VIiiage, co 80111 Phone: _ _______ ____ Fax: 0 Tenant also consents to receive notices by e-mail at: -------------- 35. SPECIAL PROVISIONS: 1) Regarding the Liability Insurance as outlined in Paragraph 8, the insurance policy will include the following as Additional Insured: West Epley, LLC 327 E Loop 338 Odessa, TX, 79762 2) Landlord agrees to add a 25' x 50' covered lighted wash bay to the end of the building. Completed with electricity and water faucet. Pad with aprons and catch basin. 3) Add a 30' wide x 16' over head door between existing shop and wash bay. Door Is in place of the standard 16' x 16' overhead door. 4) Add 5 ton overhead crane to the shop. Installation of crane will not delay commencement date. 5) The Rent will not commence until the building is complete inclusive of power, either from the utility or by backup generator. 6) Landlord will provide a one year warranty on the building including all mechanical systems. 7) Landlord will provide Building plans and photos of example building next door for approval of finishes. 8) Tenant will be allowed to have their vendors install IT, Telecom, furniture, fixtures and equipment in the building and the yard between August 1 and August 14, 2019. 36. AGREEMENT OF PARTIES: A. Entire Agreement: This lease contains the entire agreement between Lan'dlord and Tenant and may not be changed except by written agreement. B. Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns. C. Jojnt and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants. D. Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease. E. Severable Ctauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable. F. Wajyer: Landlord's delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease. (TXR-2101) 4-1-14 Initialed for Identification by Landlord:~ , __ , and Tenant:~ , ___ Page 14 of 15 Produced wlfl'I zipForrneby ziplogix 18070 Fifieen Mlle Roact Fraser M>Chigan 48026 www.Wb99il< com

13906 W IH 20 E Commercial Lease concerning: .;::;O..:::.de:::a.;s:c.:s=a'-'TX:...:..:...:..;79::..::7'-=6.:.5 _ _____________ ~---------- G. Oujet Enjoyment: Provided that Tenant is not in default of this tease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference. H. force Majeure: If Landlord's performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction. riot, flood, or any cause outside Landlord's control, the time for Landlord's performance will be abated until after the delay. I. Il!M: Time is of the essence. The parties require strict compliance with the times tor performance. Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance Inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing. t..dard: West Epley LLC By (signature): ---.....JC....-&:.----..r..,c..;.'------ Printed Name: -~~u.........1:M11U11a::!::.-------~- Title: _______ ..........,..._ ___ _ By: ________________ _ By (signature): ____________ _ Printed Name: ____________ _ Title: __________ Date: ___ _ (TXR-2101) Tenant: flex Leasing Power and Service LLC By: ________ --rr--------- By (signature): ~~--- Printed Name: DM1N ~ 1/t/C Title: <;vP Date: , ,Z!f · l'j By: _ _______________ _ By (signature): _ ___________ _ Printed Name: ____________ _ Title: _ _________ Date: ___ _ Page 15 of 15 Produced wlih z,pFom,®by zipl.ogaJC 19070 Fll'leen M, .. Road Fra- M~ <l802tl WWW H>Lggjx com

i.1 TEXAS REALT ORS COMMERCIAL LEASE ADDENDUM FOR EXPENSE REIMBURSEMENT USE OF THIS FORM BY PERSONS IMtO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REAL TORS®. INC. 1s NOT AUTliORIZED. m .. u Aasoctatlon or REAL TORS®, lne. 2010 ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 13906 W IH 20 E, Odessa, TX 79765 In addition to rent stated in the lease, Tenant will pay Landlord the additional rent described in this addendum. Tenant will pay the additional rent each month at the time the base-monthly rent in the lease is due. A. Definitions: (1) "Tenant's pro rata share" is 100.000%. (2) "CAM" means all of Landlord's expenses reasonably incurred to maintain. repair, operate, manage, and secure the Property (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasopably related the Property's operations); CAM does not include capital expenditures, interest, depreciation, tenant improvements, insurance, taxes, or brokers' leasing fees Notwithstanding the foregoing, CAM does include the amortized costs incurred by Landlord in making capital improvements or other modifications to the Property to the extent such improvements or modifications reduce CAM overall. These costs will be amortized over the useful life of the improvement or modification on a straight-line basis; however, in no event will the charge for such amortization included in CAM exceed the actual reduction in CAM achieved by the improvements and modifications. (3) "Insurance" means Landlord's costs to insure the leased premises and the Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss. (4) "Taxes" means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges. (5) "Structural" means all of Landlord's expenses reasonably incurred to maintain, repair, and replace the roof, foundation, exterior walls, load bearing walls and other structural components of the Property. B. Method: The additional rent will be calculated under the following method: Note: "CAM 0 does not include taxes and insurance costs. 0 (1) Base-year expens es: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property that exceed the amount of the monthly base-year expenses for the calendar year ____ for: 0 taxes; 0 insurance; D CAM; 0 structural; and □--------- D (2) Expense-stop: Each month Tenant will pay Tenant's pro rata share of the projected mont~ . expenses for the P'3Perty that exceed $ ____ _ __ per square foot per year for: 0 taxes; U insurance; 0 CAM; LJ structural; and □ ---------------------- . I&] (3) .&m: Each month Tenant will pay Tenant's pro rata share of the projected monthly expenses for the Property for: !&] taxes; ~ insurance; I&] CAM; 0 structural; and □ ------------ C. Proiected Monthly Expenses: On or about December 31 of each calendar year, Landlord will project the applicable monthly expenses (those that Tenant is to pay under this addendum} for the following calendar year and will not ify Tenant of the projected expenses. The projected expenses are based on Landlord's estimates of such expenses. The actual expenses may vary. (TXR-2103) 1-26-10 Initialed for Identification by Landlord:~ , __ , and lenant:~ _ _ Page 1 of 2 NRG R.,.liy (lr oup, LLC. 6191 ffll hW I) ' 1 61. Sul .. 430 lrv los 1" X 7~38 Phone· (214)53~797' Fax: Fltx L .. J l■1 J...ii ■ Dodd ProdUCed wrth ZljlForrn4!1 by zlpLogix 18070 Fifteen Mil e Road. Fra,et, Michigan 48026 www zlpLogntcom

Expense Reimbursement Addendum concerning ""'13,..9..,.0.,._&~w .... 1.._. H ..... 2.,.o_.E....,,. O.,,.de,..s..,.s..,a,.._.J...,X._._,79...,.7_..6.._5 ___ ~ - --------- ~ : The applicable projected expenses at the time which the above-referenced lease commences are shown in the table below. The total area of the Property presently used by Landlord for calculating expense reimbursements is 10000 rentable square feet (including any add on factor for common areas). Projected Expenses I $ Monthly Rate I $ Annual Rate 0.20 / rsf I month I 2.00 / rsf / year D. Reconcmation: Within a reasonable time after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this addendum) for the previous year. If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within 30 days after Landlord notifies Tenant of the deficient amount. If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant's next rent payment. Tenant may audit or examine those items in Landlord's records that relate to Tenant's obligations under this addendum. Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination. If the audit or examination reveals an error of more than 5% over the amounts Landlord collected in a calendar year from Tenant under this addendum, Landlord will pay the reasonable cost of the audit or examination. Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice. E. Special Provisions: Landlord: By: __ =~-H--r~-+-r- / __ By (signature): _ _,, _.,e.L{fl.~Wc..=. _ --1,/L- '---------- Printed Name: ____________ _ Title: ______________ _ _ By: ________________ _ By (signature): ____________ _ Printed Name: ____________ _ Title: _____________ _ _ _ (TXR-2103) 1-26-10 Tenant: _______________ _ By: ~ g f)-- ~ - By (signature): ~ \~ .. - Printed Name: ____________ _ Title: ___ _ ___________ _ By:--------'--------- - By (signature): ___ ;,.._ ____ _ ___ _ Printed Name: ___ .,:_.. ________ _ Title:-------;,---------- - Page 2 of2 Pt~with zipFom,~ by z:lplogo< 18070 F'lll.oen M,le Road. Fraser, Mieh;gan 48026 www zlploplJ< com

i.l TEXAS REALTORS COMMERCIAL LEASE ADDENDUM FOR BROKER'S FEE USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF 1'HE TI:)(AS ASSOCIATION OF REALTORS® INC. IS NOT AUTHORIZED. <PT•xas ANOclalion of REAL TORS®, Inc. 2014 ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED LANDLORD ANO TENANT CONCERNING THE LEASED PREMISES AT 13906 W IH 20 E, Odessa, TX 79765 A . Leasjng Fees: All leasing fees are earned when the above referenced lease is executed. (1) Landlord will pay Principal Broker a leasing fee calculated and payable as follows: D (a) ______ % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences. D (b) _____ _ % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: ---------------------------- -- ~ (c) 3% of all Base Rents within 30 days of Lease Commencement (2) Landlord will pay Cooperating Broker a leasing fee calculated and payable as follows: O (a) ____ % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences. D (b} ____ % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows:- - --- - ------------------------- [i] (c} 3% of all Base Rents within 30 days of Lease Commencement B. Renewal and Expansion Fees: If Landlord and Tenant subsequently renew, extend, or expand the lease, including a new lease for more, less, or different space in the Property or in any other property owned, controlled, or managed by Landlord, the brokers will be paid the fees set forth below. The fees will be earned and payable when the extension, renewal, expansion, or new lease is executed or commences, whichever is earlier. (1) _____________________ will pay Principal Broker a renewal fee of: 0 (a) _____ % of all base monthly rents to be paid for the term of1the renewal, extension, or new lease and the same percentage of the expense reimbursements stated or estimated in the lease governing the renewal, extension, or new lease; (TXR-210 2) 4-1-14 Initialed for Identification by Landlord: ~ , __ , and Tenant: ~ . _ Page 1 of 3 SRC RffllyCroep. 1.1.C. 6191 Hlp.,1)' 161,Soit•OO lning TX 7!038 Phone: (214)534,7976 Fax. Jullltl OCtdd Proc1.tce<:I wllh zipF«me by zil'Logix 18070 Fdtaen Mia Road Fraser Micnigan ~ !"«:« t iPl,pgjx com

Addendum for Broker's Fee concerning ...., 13..,9..,06._W........,IH ....... 20,.__E,._.O...,d ... e,..ss...,a,.__ T _..,X,._._79..., 7 ... 6,.._ 5 ______ _ __ _ _ ____ _ D (b) ____ % of all base monthly rents to be paid for the term of the expansion and the same percentage of the expense reimbursements stated or estimated in the lease governing the expansion; or 0 (c) - - - ------- - - ------,-------- (2) Landlord will pay Cooperating Broker a renewal fee of: D (a) ___ _ % of all base monthly rents to be paid for the term of the renewal, extension, or new lease and the same percentage of the expense reimbursements stated or estimated in the lease governing the renewal, extension, or new lease; D (b) ____ % of all base monthly rents to be paid for the term of the expansion and the same percentage of the expense reimbursements stated or estimated in the lease governing the expansion; or 00 (c) 3% of all Base Rent. s within 30 days of Lease Execution C. Fees in the Eyent of a Sale: If, during any time the lease is in effect or during any time Tenant occupies the leased premises, including any extension, renewal, or expansion, Tenant agrees to purchase the leased premises or Property by oral or written agreement or option, brokers will be paid the additional fees set forth below. The additional fees will be earned at the time Landlord and Tenant enter into an agreement for the sale, purchase, or option for the leased premises or Property, and are payable at the time the sale or purchase closes. (1) _ ____ _ __ _ ___ _ ___ _ __ will pay Principal Broker an additional fee of: 0 (a} _____ % of the sales price for the purchase. □ (b) _________________ _ _ __ _ _ (2) _ _________________ will pay Cooperating Broker an additional fee of: 0 (a) % of the sales price for the purchase. 0 (b) - ------- - - ---- - -----,------ - - 0. County: All fees under this addendum are payable in _____________ County, Texas. E. Attorney's Fees: If Landlord, Tenant, or any broker is a prevailing party in any legal proceeding brought as a result of a dispute under this addendum or any transaction related to or contemplated by this addendum, such party will be entitled to recover from the non-prevailing parties all costs of such proceeding, prejudgment interest, and reasonable attorney's fees. F. Special Provisjons: (TXR -2102) 4-1-14 Initialed for Identification by Landlord:~. __ , and Tenant:~. _ _ Page 2 of3 Pr~ With zipFormel by z,plogoc 1 8070 Fifteen Mile Road. Fraser. Mochio-n 48026 WWW zlpLogoc com

Addendum for Broker's Fee concerning .,_ 13,..Q..,,0,..6uWCL.JJIHu.a.20.....,E .._. o_de.., s;i;; s .., a.._. JX-1.A..J]:.;i 9 .r..76K, 5,L_ _ ________________ _ NOTICE: Under Chapter 62, Texas Property Code, Broker is entitled to claim a lien against the Property to secure payment of an eamed commission. Landlord: Tenant: _ __________ _ ____ _ By (signature): - ~~qp.---, 4..-,1::::.....~-- - -- - Printed Name: ...,..:,.._.:.i:,;:..=.w....::::sJ4.:'I-/ __ _ __ _ Title: ( . ) 0 By: ~ l,..,,......__., By (signature): _ _.., ~_. ,_ _ _ /. _ 2 _ .: __ ~ ....; .._ =------- Printed Name: _ _ ______ _ __ _ _ _ Title: ________________ _ By: _ _______________ _ By: _______ -'-- ---- - --- - By (signature): _____________ _ By (signature): ___ ....._ ________ _ _ Printed Name: _ _ ___________ _ Printed Name: _____________ _ Title: ______ _ _ _ _ ______ _ Title: _____ _ _____ _ _ _ __ _ Principal Broker: Cooperating Broker: Broker / Company Name: __ _ ________ _ Broker / Company Name: NRG Realty Group, LLC License No. _ _ _ _ _ License No. 9004023 By (signature): _____________ _ By (signature): _ ____________ _ Printed Name: _____________ _ Printed Name: "'J=- us::.:t::.: in .;.; D::.o::.d::.:d=-- ---- - ---- Title: ________ License No. _ ___ _ Title: Pres License No. 601010 (TXR-210 2) 4-1-14 Page 3 of3 Pr oduce d with z,pFonn® by ziplogix 18070 Fi!t"'1 Mile Road Fraser. MlChlgan 48026 WWW ziploqjx com

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ExhibitB To the Lease agreement between West Epley LLC (Landlord) and Flex Energy Services (Tenant) for the property located at Lot 6 Block 2 Sandridge Addition also known as 13906 W IH 20 E Odessa, Texas. The follow pictures are provided as an example of the finish out to the subject property currently under construction. The final finish may very slightly but the overall quality and construction will be similar to the attached photos. The final building will be a SO' x 200' metal building with a SO' x 25' washbay attached to the north end of the building. The property will also have a 5 ton crane covering the shop area. The interior finishes will include tile flooring, textured and painted walls, a suspended ceiling with 2' x 4' lay in lights. The finish will include an office restroom, breakroom and shop restroom. All of the offices and restrooms will be heated and cooled. Photos are examples of final finishes.

Exhibit B (cont) Exterior finishout will be the building with tan siding and brown trim. Yard will be stablized with a perimeter 6' foot chain link fence and a gate. Inside shop area will be insulated with 8 14' x 16' overhead doors and I - 30' x 16' overhead door on the northend of the shop. Photos are examples of final fmishes.